UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2014

BROADWAY FINANCIAL CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	000-27464	95-4547287
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5055 Wilshire Boulevard Suite 500, Los Angeles, California	90036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (323) 634-1700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                   Changes in Registrant’s Certifying Accountant

After consideration of  other public accounting firms and a proposal received for audit services from Moss Adams LLP (“Moss Adams”), the Audit Committee of the Board of Directors of Broadway Financial Corporation (the “Company”) recommended and approved that the Board of Directors engage Moss Adams as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.   The Company’s Board of Directors also approved the selection of Moss Adams as the Company’s new independent registered public accounting firm and the dismissal of its prior audit firm, Crowe Horwath LLP (“Crowe Horwath”), effective May 28, 2014.

In the two fiscal years ended December 31, 2013 and 2012, there have been no disagreements between the Company and Crowe Horwath on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Crowe Horwath’s satisfaction, would have caused Crowe Horwath to make reference to the subject matter of the disagreement in connection with its opinion on the Company’s consolidated financial statements for such year, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of Crowe Horwath on the Company’s financial statements as of and for the fiscal year ended December 31, 2013 did not contain any adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of Crowe Horwath on the Company’s financial statements as of and for the fiscal year ended December 31, 2012 was modified as to uncertainty with respect to the Company’s ability to continue as a going concern.

The Company has provided Crowe Horwath with a copy of the foregoing disclosure.  A copy of Crowe Horwath’s letter dated June 3, 2014 is included as Exhibit 16.1 hereto.

The Company appointed Moss Adams as the Company’s independent registered public accounting firm as of May 28, 2014.  Prior to that date, the Company did not consult with Moss Adams regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered by Moss Adams, or (iii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01                   Financial Statements and Exhibits.

(d)           Exhibits

16.1        Letter from Crowe Horwath LLP to the Securities and Exchange Commission dated June 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION
(Registrant)

Date: June 3, 2014	By	/s/ Brenda Battey
Brenda J. Battey
Chief Financial Officer